             Schedule 14A Information required in proxy statement.
                           Schedule 14A Information
          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )



Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ X ]   Preliminary Proxy Statement
[   ]   Preliminary Additional Materials
[   ]   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[   ]   Definitive Proxy Statement
[   ]   Definitive Additional Materials
[   ]   Soliciting Material Pursuant to Section 240.149-11(c) or
        Section 240.14a-12

 ....  Dean Witter Dividend Growth Securities Inc. . . . . . . . .
      Dean Witter High Yield Securities Inc.
      Dean Witter Natural Resource Development Securities Inc.
          (Name of Registrant(s) Specified in its Charter)

 ....  Barry Fink . . . . . . . . . . . . . . . . . . . .
          (Name of Person(s) Filing Proxy Statement)

        Payment of Filing Fee (check the appropriate box):


[ x ]   No fee required.
[   ]   Fee computed on table below per Exchange Act Rules
        14a-6(j)(4) and 0-11.


1) Title of each class of securities to which transaction applies:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


2)       Aggregate number of securities to which transaction applies:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  .


3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Set forth the amount on which the filing fee is calculated and state how it was determined.

4)       Proposed maximum aggregate value of transaction:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


5)       Fee previously paid:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

[     ]  Check box if any part of the fee is offset as provided by
         Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)       Amount Previously Paid:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


2)       Form, Schedule or Registration Statement No.:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

3)       Filing Party:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


4)       Date Filed:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

                              PRELIMINARY PROXY
          FOR INFORMATION OF SECURITIES AND EXCHANGE COMMISSION ONLY

                 DEAN WITTER DIVIDEND GROWTH SECURITIES INC.
                    DEAN WITTER HIGH YIELD SECURITIES INC.
           DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC.

                  NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
                            TO BE HELD MAY 2, 1997

   Notice is hereby given that Special Meetings of Shareholders of each Dean Witter Fund listed above (each, a "Fund" and collectively, the "Funds") will be held jointly (the "Meeting") in the Career Development Room, 61st Floor, 2 World Trade Center, New York, New York 10048, on May 2, 1997, at 9:00 a.m., New York City time, for the following purposes:

     1. For each Fund, to approve or disapprove a new Investment Management Agreement between the Fund and Dean Witter InterCapital Inc., a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"), in connection with the proposed merger of Morgan Stanley Group Inc. with DWDC;

     2. For each Fund, to elect ten (10) Directors to serve until their successors shall have been elected and qualified;

     3. For each Fund, to approve or disapprove an amendment to the Fund's Articles of Incorporation to permit multiple classes or series of shares;

     4. For each Fund, to approve or disapprove a new investment policy with respect to investments in certain other investment companies;

     5. For each Fund, to ratify or reject the selection of Price Waterhouse LLP as the Fund's independent accountants for its current fiscal year; and

     6. To transact such other business as may properly come before the Meeting or any adjournments thereof.

   Shareholders of record of each Fund as of the close of business on March 12, 1997 are entitled to notice of and to vote at the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose.

   In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting with respect to one or more Funds, the persons named as proxies may propose one or more adjournments of the Meeting for a total of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the concerned Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposal 1 and will vote against any such adjournment those proxies to be voted against that Proposal.

                                                        Barry Fink
                                                         Secretary

March   , 1997
New York, New York

                                  IMPORTANT

YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

THE BOARD OF DIRECTORS OF EACH FUND RECOMMENDS THAT YOU CAST YOUR VOTE:

  --        FOR approval of each new Investment Management Agreement.

  --        FOR the election of all of the Directors nominated for election.

  -- FOR approval of the amendment to the Articles of Incorporation of each Fund to permit multiple classes or series of shares.

  -- FOR approval of a new investment policy for each Fund relating to investments in certain other investment companies.

  -- FOR the ratification of the selection of independent public accountants for the current fiscal year of each Fund.

                            YOUR VOTE IS IMPORTANT

                              PRELIMINARY PROXY
          FOR INFORMATION OF SECURITIES AND EXCHANGE COMMISSION ONLY

                 DEAN WITTER DIVIDEND GROWTH SECURITIES INC.
                    DEAN WITTER HIGH YIELD SECURITIES INC.
           DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC.

               TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048

                             -------------------
                            JOINT PROXY STATEMENT
                             -------------------

                       SPECIAL MEETINGS OF SHAREHOLDERS
                                 MAY 2, 1997

   This statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board" or "Directors") of each Dean Witter Fund listed above (each, a "Fund" and collectively, the "Funds") for use at the Special Meetings of Shareholders of each Fund to be held jointly on May 2, 1997 (the "Meeting"), and at any adjournments thereof. The first mailing of this Proxy Statement is expected to be made on or about March [17], 1997.

   If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted for each of the nominees for election as Director and in favor of Proposals 1, 3, 4 and 5 set forth in the attached Notice of Special Meetings of Shareholders. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Funds, execution and delivery of a later dated proxy to the Secretary of the Funds (if returned and received in time to be voted), or attendance and voting at the Meeting. Attendance at the Meeting will not in and of itself revoke a proxy.

   The holders of shares ("Shareholders") of record of each Fund as of the close of business on March 12, 1997, the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting (the "Record Date"), are entitled to one vote for each share held and a fractional vote for a fractional share. The table below sets forth the number of shares outstanding for each Fund as of the Record Date. No person was known to own as much as 5% of the outstanding shares of any of the Funds on that date. The percentage ownership of shares of the Funds changes from time to time depending on purchases and redemptions by Shareholders and the total number of shares outstanding.

                                                                 NUMBER OF SHARES
                                                                 OUTSTANDING AS OF
                                                                  MARCH 12, 1997
                         NAME OF FUND                              (RECORD DATE)
                         ------------                         ---------------------
Dean Witter Dividend Growth Securities Inc. .................
Dean Witter High Yield Securities Inc. ......................
Dean Witter Natural Resource Development Securities Inc.  ...

   The cost of soliciting proxies for the Meeting, which consists principally of printing and mailing expenses and which is expected to be approximately
$     , will be borne by Dean Witter, Discover & Co., except that the cost with respect to Proposal [ ] will be borne by the Funds. The total cost to each Fund of soliciting proxies is estimated to be approximately as
follows: Dean Witter Dividend Growth Securities Inc. -- $       ; Dean Witter
High Yield Securities Inc. -- $       ; and Dean Witter Natural Resource
Development Securities Inc. -- $       . The solicitation of proxies will be
by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Directors and officers of the Funds and officers and regular employees of certain affiliates of the Funds, including Dean Witter InterCapital Inc., Dean Witter Trust Company, Dean Witter Services Company Inc. and/or Dean Witter Reynolds Inc., without special compensation. In addition, Dean Witter InterCapital Inc. may employ First Data Corp. as proxy
solicitor, the cost of which is estimated to be $        and will be borne by
Dean Witter, Discover & Co. With respect to a telephone solicitation by First
Data Corp., additional expenses would include $        per telephone vote
transacted, $        per outbound telephone contact and costs relating to
obtaining Shareholders' telephone numbers.

   First Data Corp. or Dean Witter Trust Company may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any Proposal other than to refer to the recommendations of the Board. The Funds have been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card.

                (1) APPROVAL OR DISAPPROVAL OF NEW INVESTMENT
                             MANAGEMENT AGREEMENT

BACKGROUND

   Dean Witter InterCapital Inc. (the "Investment Manager" or "InterCapital") currently serves as investment manager of each Fund pursuant to an investment management agreement entered into by each Fund and InterCapital (each, a "Current Agreement" and collectively, the "Current Agreements"), and in that capacity provides investment advisory and certain other services to the Funds. InterCapital is a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"). The approval of a new investment management agreement between each Fund and InterCapital (each, a "New Agreement" and collectively, the "New Agreements") is being sought in connection with the proposed merger of Morgan Stanley Group Inc. ("Morgan Stanley") and DWDC (the "Merger").

INFORMATION CONCERNING MORGAN STANLEY

   Morgan Stanley and various of its directly or indirectly owned subsidiaries, including Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co."), a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending.

THE MERGER

   Pursuant to the terms of the Merger, Morgan Stanley will be merged with and into DWDC with the surviving corporation to be named Morgan Stanley, Dean Witter, Discover & Co. Following the Merger, InterCapital will be a direct wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co.

   Under the terms of the Merger, each share of Morgan Stanley common stock will be exchanged for 1.65 shares of DWDC common stock. Following the Merger, Morgan Stanley's shareholders will own approximately 45% and DWDC's shareholders will own approximately 55% of the outstanding shares of common stock of Morgan Stanley, Dean Witter, Discover & Co.

   The Merger is expected to be completed in mid-1997.

   The Board of Directors of Morgan Stanley, Dean Witter, Discover & Co. will consist of fourteen members, two of which will be Morgan Stanley insiders and two of which will be DWDC insiders. The remaining ten directors will be outside directors, with Morgan Stanley and DWDC each designating five of the ten. The Chairman and Chief Executive Officer of Morgan Stanley, Dean Witter, Discover & Co. will be Philip Purcell, who is the current Chairman and Chief Executive Officer of DWDC. The President and Chief Operating Officer of Morgan Stanley, Dean Witter, Discover & Co. will be John Mack, who is the current President of Morgan Stanley.

   The Merger is subject to certain closing conditions, including certain regulatory approvals and the approval of shareholders of both DWDC and Morgan Stanley.

APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENTS

   In order to assure continuity of investment management services to each Fund after the Merger, the Board of each Fund met in person for the purpose of considering whether it would be in the best interests of each Fund and its Shareholders to enter into a New Agreement between each Fund and the Investment Manager which would become effective upon the later of Shareholder approval of the New Agreement or consummation of the Merger. At its meetings, and for the reasons discussed below (see "The Boards' Consideration"), the Board of each Fund, including all of the Directors who are not "interested persons," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Investment Manager (the "Independent Directors"), unanimously approved the New Agreements and recommended their respective approval by Shareholders.

   THE TERMS OF EACH NEW AGREEMENT, INCLUDING FEES PAYABLE BY A FUND THEREUNDER, ARE IDENTICAL, IN ALL MATERIAL RESPECTS, TO THOSE OF THE CORRESPONDING CURRENT AGREEMENT, EXCEPT FOR THE DATES OF EFFECTIVENESS AND TERMINATION. The terms of the Current Agreements are fully described under "The Current Investment Management Agreements" below. If approved by Shareholders, each New Agreement will continue in effect for an initial term expiring April 30, 1999. Each New Agreement will be continued in effect from year to year thereafter if each such continuance is approved by the Board or by a majority of the outstanding voting securities (as defined below) of the Fund and, in either event, by the vote cast in person of a majority of the Independent Trustees. In the event that Shareholders of a Fund do not approve a New Agreement, the Current Agreement will remain in effect and the Board will take such action, if any, as it deems to be in the best interests of the concerned Fund and its Shareholders, which may include proposing that Shareholders approve an agreement in lieu of the New Agreement. In the event that the Merger is not consummated, the Investment Manager will continue to provide services to the Funds in accordance with the terms of the Current Agreements for such periods as may be approved at least annually by the Board, including a majority of the Independent Directors.

REQUIRED VOTE

   Each New Agreement cannot be implemented unless approved at the Meeting, or any adjournment thereof, by a majority of the outstanding voting securities of the respective Fund. Such a majority means the affirmative vote of the holders of (a) 67% or more of the shares of the respective Fund present, in person or by proxy, at the Meeting, if the holders of more than 50% of the outstanding shares are so present, or (b) more than 50% of the outstanding shares of the respective Fund, whichever is less.

   THE BOARD OF EACH FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENT.

THE BOARDS' CONSIDERATION

   At a special meeting of the Committee of the Independent Directors of the Funds held on February 20, 1997, at which each of the Independent Directors of the Funds was present, and a meeting of the full Board on February 21, 1997, the Directors evaluated each of the New Agreements (the form of which is attached hereto as Appendix A). Prior to and during the meetings, the Independent Directors requested and received all information they deemed necessary to enable them to determine whether each of the New Agreements is in the best interests of the respective Fund and its Shareholders. They were assisted in their review and deliberations by independent legal counsel. In determining whether to approve the New Agreements, the Directors assessed the implications of the Merger for the Investment Manager and its ability to continue to provide services to the Funds of the same scope and quality as are presently provided. In particular, the Trustees inquired as to the impact of the Merger on the Investment Manager's personnel, management, facilities and financial capabilities, and received assurances in this regard from senior management of DWDC and the Investment Manager that the Merger would not adversely affect the Investment Manager's ability to fulfill its obligations under its respective agreements with the Funds or to operate its business in a manner consistent with past practices. In addition, the Directors considered the effects of the Investment Manager and Morgan Stanley becoming affiliated persons of each other. Following the Merger, the 1940 Act will prohibit or impose certain conditions on the ability of the Funds to engage in certain transactions with Morgan Stanley and its affiliates. For example, absent exemptive relief, the Funds will be prohibited from purchasing securities from Morgan Stanley & Co., a wholly-owned broker-dealer subsidiary of Morgan Stanley, in transactions in which Morgan Stanley & Co. acts as principal, and the Funds will have to satisfy certain conditions in order to engage in securities transactions in which Morgan Stanley & Co. acts as broker or to purchase securities in an underwritten offering in which Morgan Stanley & Co. acts as an underwriter. In this connection, senior management of the Investment Manager represented to the Directors that they do not believe these prohibitions or conditions will have a material effect on the management or performance of the Funds.

   The Directors also considered that each New Agreement is identical, in all material respects, to the corresponding Current Agreement (other than the dates of effectiveness and termination).

   Based upon the Directors' review and the evaluations of the materials they received, and after consideration of all factors deemed relevant to them, the Directors of each Fund, including all of the Independent Directors, determined that each of the New Agreements is in the best interests of each respective Fund and its Shareholders. ACCORDINGLY, THE BOARD OF EACH FUND, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, APPROVED EACH NEW AGREEMENT AND VOTED TO RECOMMEND APPROVAL BY SHAREHOLDERS OF EACH FUND.

THE CURRENT INVESTMENT MANAGEMENT AGREEMENTS

   Each of the Current Agreements provides that the Investment Manager shall obtain and evaluate such information and advice relating to the economy and securities and commodities markets as it deems necessary or useful to discharge its duties under the respective Current Agreements, and that it shall continuously supervise the management of the assets of each Fund in a manner consistent with the investment objectives and policies of that Fund and subject to such other limitations and directions as the Board may, from time to time, prescribe.

   The Investment Manager pays the compensation of the officers of the Funds and provides the Funds with office space and equipment, and clerical and bookkeeping services and telephone service, heat, light, power and other utilities. The Investment Manager also pays for the services of personnel in connection with the pricing of the Fund's shares and the preparation of prospectuses, statements of additional information, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In return for its services and the expenses the Investment Manager assumes under the Current Agreements, each Fund pays the Investment Manager compensation which is accrued daily and payable monthly and which is set forth in the table below.

                                                                              MANAGEMENT FEE      NET ASSETS
                                     MANAGEMENT               LAST FISCAL   PAID DURING FUND'S   AS OF FISCAL
FUND                                  FEE RATE                 YEAR END     LAST FISCAL YEAR*      YEAR END
-----------------------  ---------------------------------  -------------  ------------------  --------------
Dean Witter Dividend     0.625% of daily net assets up to      02/28/97         $1,221,826       $
 Growth Securities Inc.  $250 million; 0.50% of the next
                         $750 million; 0.475% of the next
                         $1 billion; 0.45% of the next $1
                         billion; 0.425% of the next $1
                         billion; 0.40% of the next $1
                         billion; 0.375% of the next $1
                         billion; 0.35% of the next $2
                         billion; 0.325% of the next $2
                         billion; and 0.30% of daily net
                         assets over $10 billion

Dean Witter High Yield   0.50% of daily net assets up to       08/31/96         $2,271,578       $460,202,839
 Securities Inc. ....... $500 million; 0.425% of the next
                         $250 million; 0.375% of the next
                         $250 million; 0.35% of the next
                         $1 billion; 0.325% of the next $1
                         billion; and 0.30% of daily net
                         assets over $3 billion

Dean Witter Natural      0.625% of daily net assets up to      02/28/97
 Resource Development    $250 million and 0.50% of daily
 Securities Inc. ....... net assets over $250 million

   Under the Current Agreements, each Fund is obligated to bear all of the costs and expenses of its operation, except those specifically assumed by the Investment Manager or Dean Witter Distributors Inc. ("Distributors" or the "Distributor"), the Funds' Distributor, including, without limitation: fees pursuant to any plan of distribution that each Fund may adopt; charges and expenses of any registrar, custodian or depository appointed by each Fund for the safekeeping of its cash, portfolio securities or commodities and other property, and any stock transfer or dividend agent or agents appointed by each Fund; brokers' commissions chargeable to each Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities or commodities issuance and transfer taxes, and corporate fees payable by each Fund to federal, state or other governmental agencies; costs and expenses of engraving or printing of certificates representing shares of each Fund; all costs and expenses in connection with registration and maintenance of registration of each Fund and of its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel); the cost and expense of printing, including typesetting, and distributing prospectuses of each Fund to its Shareholders; all expenses of Shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to Shareholders; fees and travel expenses of Directors or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for the pricing of each Fund's shares; charges and expenses of legal counsel, including counsel to the Independent Directors of the Funds, and independent accountants in connection with any matter relating to each Fund (not including compensation or expenses of attorneys employed by the Investment Manager); association dues; interest payable on each Fund's borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of each Fund which inure to the Fund's benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of each Fund's operations unless otherwise explicitly provided in the respective Current Agreements.

   The administrative services called for under the Current Agreements are performed by Dean Witter Services Company Inc. ("DWSC"), a wholly-owned subsidiary of InterCapital.

   The Current Agreement of each Fund was first approved by the Board of Directors of the Fund, including a majority of the Independent Directors, on October 30, 1992 and was last approved by Shareholders at special meetings of shareholders held on January 12, 1993. After its respective initial term, each Current Agreement continues in effect from year to year thereafter, provided that each such continuance is approved by the vote of a majority, as defined by the 1940 Act, of the outstanding voting securities of each Fund or by the Directors, and, in either event, by the vote cast in person by a majority of the Independent Directors at a meeting called for the purpose of voting on such approval. Each Current Agreement has been continued in effect from year to year by action of the Board, including the Independent Directors. Prior to the Board's February 21, 1997 meeting, the most recent approval occurred at a meeting of the Board held on April 17, 1996.

   Each Current Agreement also provides that it may be terminated at any time by the Investment Manager, the Directors or by a vote of a majority of the outstanding voting securities of the applicable Fund, in each instance without the payment of any penalty, on thirty days' notice, and provides for its automatic termination in the event of its assignment.

THE INVESTMENT MANAGER

   Dean Witter InterCapital Inc. is each Fund's investment manager. InterCapital maintains its offices at Two World Trade Center, New York, New York 10048. InterCapital, which was incorporated in July 1992, is a wholly-owned subsidiary of DWDC, a balanced financial services organization providing a broad range of nationally marketed credit and investment products.

   The Principal Executive Officer and Directors of InterCapital, and their principal occupations, are:

   Philip J. Purcell, Chairman of the Board of Directors and Chief Executive Officer of DWDC and Dean Witter Reynolds Inc. ("DWR") and Director of InterCapital, DWSC and Distributors; Richard M. DeMartini, President and Chief Operating Officer of Dean Witter Capital, Executive Vice President of DWDC and Director of DWR, Distributors, InterCapital, DWSC and Dean Witter Trust Company ("DWTC"); James F. Higgins, President and Chief Operating Officer of Dean Witter Financial, Executive Vice President of DWDC and Director of DWR, Distributors, InterCapital, DWSC and DWTC; Charles A. Fiumefreddo, Executive Vice President and Director of DWR and Chairman of the Board of Directors, Chief Executive Officer and Director of InterCapital, DWSC and Distributors and Chairman of the Board of Directors and Director of DWTC; Christine A. Edwards, Executive Vice President, Secretary and General Counsel of DWDC, Executive Vice President, Secretary, General Counsel and Director of DWR, Executive Vice President, Secretary, Chief Legal

Officer and Director of Distributors, and Director of InterCapital and DWSC; and Thomas C. Schneider, Executive Vice President and Chief Financial Officer of DWDC and Executive Vice President, Chief Financial Officer and Director of DWR, Distributors, InterCapital and DWSC.

   The business address of the foregoing Directors and Executive Officer is Two World Trade Center, New York, New York 10048. DWDC has its offices at Two World Trade Center, New York, New York 10048.

   InterCapital and its wholly-owned subsidiary, DWSC, serve in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors. Appendix B lists the investment companies for which InterCapital provides investment management or investment advisory services and which have similar investment objectives to those of the Funds and sets forth the fees payable to InterCapital by such companies, including the Funds, and their net assets as of March 12, 1997.

   Dean Witter Distributors Inc. acts as the Funds' Distributor. Like InterCapital, the Distributor is a wholly-owned subsidiary of DWDC. Pursuant to Rule 12b-1 plans adopted by Dean Witter Dividend Growth Securities Inc. and Dean Witter Natural Resource Development Securities Inc., each of those Funds pays the Distributor 12b-1 fees for distribution related services. DWTC, an affiliate of InterCapital, serves as transfer agent of the Funds. The table below sets forth for each Fund the distribution fees paid to the Distributor and the transfer agency fees paid to DWTC during the Fund's last fiscal year:

                                                                 DISTRIBUTION FEES PAID       TRANSFER AGENT FEES PAID
                                                                   TO THE DISTRIBUTOR              TO DWTC DURING
FUND                                                             DURING LAST FISCAL YEAR          LAST FISCAL YEAR
----                                                          ---------------------------  ----------------------------
Dean Witter Dividend Growth Securities Inc. .................              $                          $
Dean Witter High Yield Securities Inc. ......................               --                         539,994
Dean Witter Natural Resource Development Securities Inc.  ...

   Once the Merger is consummated and the New Agreements are approved, the Distributor and DWTC fully intend to continue to provide, respectively, the same services to the Funds as are currently being provided.

   The following table sets forth information as to the allocation of brokerage commissions by the Funds, during their respective last fiscal year, paid to DWR, which is an affiliated person of the Funds because DWR and InterCapital are under the common control of DWDC:

                                                                 BROKERAGE COMMISSIONS      PERCENTAGE OF AGGREGATE
                                                                 PAID TO DWR FOR LAST        BROKERAGE COMMISSIONS
NAME OF FUND                                                          FISCAL YEAR            FOR LAST FISCAL YEAR
-------------                                                 -------------------------  ---------------------------
Dean Witter Dividend Growth Securities Inc. .................              $                           %
Dean Witter High Yield Securities Inc. ......................               --                        --
Dean Witter Natural Resource Development Securities Inc.  ...

                   (2) ELECTION OF DIRECTORS FOR EACH FUND

   The number of Directors of each Fund has been fixed by the Board at ten. There are presently eight Directors, all of whom are standing for re-election at the Meeting for indefinite terms. [In addition, the Board of each Fund has
nominated for election as Directors at the Meeting        and        for the
first time.]

   Six of the current eight Directors (Michael Bozic, Edwin J. Garn, John R. Haire, Manuel H. Johnson, Michael E. Nugent and John L. Schroeder) are
Independent Directors. [Messrs.         and         ], who have been
nominated for election at the Meeting, if elected, also will be Independent Directors. The other two current Directors, Charles A. Fiumefreddo and Phillip J. Purcell, are "interested persons" (as such term is defined in the 1940 Act) of the Funds and InterCapital and, thus, are not Independent

Directors. The nominees for election as Directors have been proposed by the Directors now serving or, in the case of the nominees for positions as Independent Directors, by the Independent Directors now serving. Other than Messrs. Bozic, Purcell and Schroeder, who were elected as Directors by the other Directors of the Funds, all of the members of the Board currently serving were previously elected at a meeting of Shareholders.

   The following information regarding each of the nominees for election as Director, and each of the other members of the Board of each Fund, includes principal occupations and employment for at least the last five years, age, shares of each Fund owned, if any, as of March 12, 1997 (shown in parentheses), positions with the Funds, and directorships (or trusteeships) in other companies which file periodic reports with the Securities and Exchange Commission, including the 84 investment companies, including the Funds, for which InterCapital serves as investment manager or investment adviser (referred to herein as the "Dean Witter Funds") and the 14 investment companies for which InterCapital's wholly-owned subsidiary, DWSC, serves as manager and TCW Funds Management, Inc. serves as investment adviser (referred to herein as the "TCW/DW Funds").

   The nominees for Director to be elected at the Meeting are:

   MICHAEL BOZIC, Director since April 1994*; age 56; Chairman and Chief Executive Officer of Levitz Furniture Corporation (since November 1995); Director or Trustee of the Dean Witter Funds; formerly President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); formerly variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck and Co. ("Sears"); Director of Eaglemark Financial Services, Inc., the United Negro College Fund and Weirton Steel Corporation.

   CHARLES A. FIUMEFREDDO, Director since July 1991*; age 63; Chairman, Chief Executive Officer and Director of InterCapital, DWSC and Distributors; Executive Vice President and Director of DWR; Chairman, Director or Trustee, President and Chief Executive Officer of the Dean Witter Funds; Chairman, Chief Executive Officer and Trustee of the TCW/DW Funds; Chairman and Director of DWTC; Director and/or officer of various DWDC subsidiaries; formerly Executive Vice President and Director of DWDC (until February 1993).

   EDWIN JACOB (JAKE) GARN, Director since January 1993*; age 64; Director or Trustee of the Dean Witter Funds; formerly United States Senator (R-Utah) (1974-1992) and Chairman, Senate Banking Committee (1980-1986); formerly Mayor of Salt Lake City, Utah (1971-1974); formerly Astronaut, Space Shuttle Discovery (April 12-19, 1985); Vice Chairman, Huntsman Corporation (since January 1993); Director of Franklin Quest (time management systems) and John Alden Financial Corp; member of the board of various civic and charitable organizations.

   JOHN R. HAIRE, Director since January 1981*; age 72; Chairman of the Audit Committee and Chairman of the Committee of the Independent Directors or Trustees and Director or Trustee of the Dean Witter Funds; Chairman of the Audit Committee and Chairman of the Committee of the Independent Trustees and Trustee of the TCW/DW Funds; formerly President, Council for Aid to Education (1978-1989) and Chairman and Chief Executive Officer of Anchor Corporation, an investment adviser (1964-1978); Director of Washington National Corporation (insurance).

   DR. MANUEL H. JOHNSON, Director since July 1991*; age 48; Senior Partner, Johnson Smick International, Inc., a consulting firm; Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; Director of NASDAQ (since June 1995); Director of Greenwich Capital Markets Inc. (broker-dealer); Trustee of the Financial Accounting Foundation (oversight organization for the FASB); formerly Vice Chairman of the Board of Governors of the Federal Reserve System (1986-1990) and Assistant Secretary of the U.S. Treasury (1982-1986).

------------
   * This date is the date the Director began serving the Dean Witter Funds complex.

   MICHAEL E. NUGENT, Director since July 1991*; age 60; General Partner, Triumph Capital, L.P., a private investment partnership; Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; formerly Vice President, Bankers Fund Company and BT Capital Corporation (1984-1988); Director of various business organizations.

   PHILIP J. PURCELL, Director since April 1994*; age 53; Chairman of the Board of Directors and Chief Executive Officer of DWDC, DWR and Novus Credit Services Inc.; Director of InterCapital, DWSC and Distributors; Director or Trustee of the Dean Witter Funds; Director and/or officer of various DWDC subsidiaries.

   JOHN L. SCHROEDER, Director since April 1994*; age 66; Retired; Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; Director of Citizens Utilities Company; formerly Executive Vice President and Chief Investment Officer of the Home Insurance Company (1991-1995).

   INSERT NEW PERSON

   INSERT NEW PERSON

   The other executive officers of each Fund are: Barry Fink, Vice President, Secretary and General Counsel; Robert M. Scanlan, Vice President; Robert S. Giambrone, Vice President; Joseph J. McAlinden, Vice President; and Thomas F. Caloia, Treasurer; and, with respect to the individual Funds, the other executive officers are as follows: Dean Witter Dividend Growth Securities Inc.--Paul D. Vance, Vice President; Dean Witter High Yield Securities Inc.--Peter M. Avelar, Vice President; and Dean Witter Natural Resource Development Securities Inc.--Konrad Krill, Vice President. In addition, the following individuals serve as Vice Presidents of the various Funds: Dean Witter Dividend Growth Securities Inc.--Mark Bavoso, Kenton J. Hinchliffe and Ira N. Ross; Dean Witter High Yield Securities Inc.--Jonathan R. Page and James F. Willison; and Dean Witter Natural Resource Development Securities Inc.--Kenton J. Hinchliffe, Ira N. Ross and Paul D. Vance. In addition, Frank Bruttomesso, Marilyn K. Cranney, Lou Anne D. McInnis, Carsten Otto and Ruth Rossi serve as Assistant Secretaries of each Fund.

   Mr. Fink is 42 years old and is currently First Vice President (since June
1993), Secretary and General Counsel (since February 1997) of InterCapital and DWSC and (since August 1996) Assistant Secretary of DWR; he is also First Vice President, Assistant Secretary and Assistant General Counsel of Distributors (since February 1997). He was previously Vice President, Assistant Secretary and Assistant General Counsel of InterCapital and DWSC. Mr. Scanlan is 60 years old and is currently President and Chief Operating Officer of InterCapital (since March 1993) and DWSC; he is also Executive Vice President of Distributors and Executive Vice President and Director of DWTC. He was previously Executive Vice President of InterCapital (July 1992-March 1993) and prior thereto was Chairman of Harborview Group, Inc. Mr. Giambrone is 42 years old and is currently Senior Vice President of InterCapital, DWSC, Distributors and DWTC (since August 1995) and Director of DWTC (since April 1996). He was formerly a partner of KPMG Peat Marwick, LLP. Mr. McAlinden is 54 years old and is currently Executive Vice President of InterCapital (since April 1996); he is also Chief Investment Officer of InterCapital and Director of DWTC (since April 1996). He was previously Senior Vice President of InterCapital (June 1995-April 1996) and prior thereto was a Managing Director of Dillon Reed. Mr. Caloia is 50 years old and is currently First Vice President and Assistant Treasurer of

------------
   * This date is the date the Director began serving the Dean Witter Funds complex.

InterCapital and DWSC. Mr. Vance is 61 years old and is currently Senior Vice President of InterCapital. Mr. Avelar is 38 years old and is currently Senior Vice President of InterCapital. Mr. Krill is 37 years old and is currently Vice President of InterCapital. Mr. Bavoso is 36 years old and is currently Senior Vice President of InterCapital (since June, 1993). He was previously Vice President of InterCapital. Mr. Hinchliffe is 52 years old and is currently Senior Vice President of InterCapital. Mr. Ross is 57 years old and is currently Senior Vice President of InterCapital. Other than Messrs. Scanlan, Giambrone and McAlinden, each of the above officers has been an employee of InterCapital or DWR (formerly the corporate parent of InterCapital) for over five years.

THE BOARD OF DIRECTORS, THE INDEPENDENT DIRECTORS, AND THE COMMITTEES

   The Board currently consists of eight (8) Directors. These same individuals also serve as directors or trustees for all of the Dean Witter Funds, and are referred to in this section as Directors. As of the date of this Proxy Statement, there are a total of 84 Dean Witter Funds, comprised of 127 portfolios. As of February 28, 1997, the Dean Witter Funds had total net
assets of approximately $   billion and more than six million shareholders.

   Six Directors and the two new nominees (80% of the total number) have no affiliation or business connection with InterCapital or any of its affiliated persons and do not own any stock or other securities issued by InterCapital's parent company, DWDC. The other two Directors (the "Management Directors") are affiliated with InterCapital. For a period of at least three years after the consummation of the Merger, at least 75% of the members of the Board of Directors of each Fund will not be "interested persons" (as defined in the 1940 Act) of the Investment Manager. Four of the six Independent Directors are also Independent Trustees of the TCW/DW Funds.

   Law and regulation establish both general guidelines and specific duties for the Independent Directors. The Dean Witter Funds seek as Independent Directors individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Directors who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.

   All of the current Independent Directors serve as members of the Audit Committee and the Committee of the Independent Directors. Three of them also serve as members of the Derivatives Committee. The Committees hold some meetings at InterCapital's offices and some outside InterCapital. Management Directors or officers do not attend these meetings unless they are invited for purposes of furnishing information or making a report. The Funds do not have any nominating or compensation committees.

   The Committee of the Independent Directors is charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Directors are required to select and nominate individuals to fill any Independent Director vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Dean Witter Funds have such a plan.

   The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Funds' independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

   Finally, the Board of each Fund has formed a Derivatives Committee to establish parameters for and oversee the activities of the Fund with respect to derivative investments, if any, made by the Fund.

   The following chart sets forth the number of meetings of the Board, the Audit Committee, the Committee of the Independent Directors and the Derivatives Committee of each Fund during its most recent fiscal year. No Director attended fewer than 75% of the meetings of the Board, the Audit Committee, the Committee of the Independent Directors or the Derivatives Committee held while he served in such positions.

     NUMBER OF BOARD AND COMMITTEE MEETINGS HELD DURING LAST FISCAL YEAR

                                                                          COMMITTEE
                                                                           OF THE
                                                            BOARD OF     INDEPENDENT      AUDIT      DERIVATIVES
                                                 FISCAL     DIRECTORS     DIRECTORS     COMMITTEE     COMMITTEE
NAME OF FUND                                    YEAR-END    MEETINGS      MEETINGS      MEETINGS      MEETINGS
------------                                  ----------  -----------  -------------  -----------  -------------
Dean Witter Dividend Growth Securities Inc.     02/28/97        7            11             2             3
Dean Witter High Yield Securities Inc.  .....   08/31/96        6            10             3             3
Dean Witter Natural Resource Development
 Securities Inc. ............................   02/28/97        7            11             2             3

DUTIES OF CHAIRMAN OF COMMITTEE OF THE INDEPENDENT DIRECTORS AND AUDIT
COMMITTEE

   The Chairman of the Committee of the Independent Directors and the Audit Committee maintains an office at the Funds' headquarters in New York. He is responsible for keeping abreast of regulatory and industry developments and the Funds' operations and management. He screens and/or prepares written materials and identifies critical issues for the Independent Directors to consider, develops agendas for Committee meetings, determines the type and amount of information that the Committees will need to form a judgment on various issues, and arranges to have that information furnished to Committee members. He also arranges for the services of independent experts and consults with them in advance of meetings to help refine reports and to focus on critical issues. Members of the Committees believe that the person who serves as Chairman of both Committees and guides their efforts is pivotal to the effective functioning of the Committees.

   The Chairman of the Committees also maintains continuous contact with the Funds' management, with independent counsel to the Independent Directors and with the Funds' independent auditors. He arranges for a series of special meetings involving the annual review of investment advisory, management and other operating contracts of the Funds and, on behalf of the Committees, conducts negotiations with the Investment Manager and other service providers. In effect, the Chairman of the Committees serves as a combination of chief executive and support staff of the Independent Directors.

   The Chairman of the Committee of the Independent Directors and the Audit Committee is not employed by any other organization and devotes his time primarily to the services he performs as Committee Chairman and Independent Director of the Dean Witter Funds and as an Independent Trustee and, since July 1, 1996, as Chairman of the Committee of the Independent Trustees and the Audit Committee of the TCW/DW Funds. The current Committee Chairman has had more than 35 years experience as a senior executive in the investment company industry.

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT DIRECTORS FOR ALL DEAN WITTER FUNDS

   The Independent Directors and the Funds' management believe that having the same Independent Directors for each of the Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Directors for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Directors of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Directors arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Directors serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Directors, and a Chairman of their Committees, of the caliber, experience and business acumen of the individuals who serve as Independent Directors of the Dean Witter Funds.

SHARE OWNERSHIP BY DIRECTORS

   The Directors have adopted a policy pursuant to which each Director and/or his or her spouse is required to invest at least $25,000 in any of the Funds in the Dean Witter Funds complex (and, if applicable, in the TCW/DW Funds complex) on whose boards the Director serves. In addition, the policy contemplates that the Directors will, over time, increase their aggregate investment in the Funds above the $25,000 minimum requirement. The Directors may allocate their investments among specific Funds in any manner they determine is appropriate based on their individual investment objectives. As of the date of this Proxy Statement, each Director is in compliance with the policy. Any future Director will be given a one year period following his or her election within which to comply with the foregoing. As of December 31, 1996, the total value of the investments by the Directors and/or their spouses in shares of the Dean Witter Funds (and, if applicable, the TCW/DW Funds) was approximately $9.8 million.

   As of the Record Date, the aggregate number of shares of each Fund owned by the Fund's officers and Directors as a group was less than 1 percent of each Fund's outstanding shares.

COMPENSATION OF INDEPENDENT DIRECTORS

   Each Fund pays each Independent Director an annual fee of $1,000 plus a per meeting fee of $50 for meetings of the Board of Directors or committees of the Board attended by the Director (each Fund pays the Chairman of the Audit Committee an annual fee of $750 and pays the Chairman of the Committee of the Independent Directors an additional annual fee of $1,200). Each Fund also reimburses such Directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Directors and officers of the Funds who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Funds.

   As of the date of this Proxy Statement, 57 of the Dean Witter Funds, including all of the Funds represented in this Proxy Statement, have adopted a retirement program under which an Independent Director who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Director referred to as an "Eligible Director") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Director is entitled to receive from the Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 25.0% of his or her Eligible Compensation plus 0.4166666% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 50.0% after ten years of service. The foregoing percentages may be changed by the Board. "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Director for service to the Fund in the five year period prior to the date of the Eligible Director's retirement. An Eligible Director may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Director and his or her spouse on the date of such Eligible Director's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Director and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Director may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit. Benefits under the retirement program are not secured or funded by the Funds.

   Appendix C sets forth tables illustrating the compensation paid to each Fund's Independent Directors by the Fund for its last fiscal year, the retirement benefits accrued to each Fund's Independent Directors by the Fund for its last fiscal year and the estimated retirement benefits for each Fund's Independent Directors as of the end of the Fund's last fiscal year. In addition, Appendix C illustrates the cash compensation paid and the retirement benefits accrued to each Fund's Independent Directors for the calendar year ended December 31, 1996 for services to the 82 Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 14 TCW/DW Funds that were in operation at December 31, 1996. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Dean Witter Money Market Funds. Appendix C also illustrates the retirement benefits accrued to each Fund's Independent Directors by the 57 Dean Witter Funds (including all of the Funds represented in this Proxy Statement) for the calendar year ended December 31, 1996 and the estimated retirement benefits for each Fund's Independent Directors, to commence upon their retirement, from the 57 Funds as of December 31, 1996.

   The persons named as attorneys-in-fact in the enclosed proxy have advised the Funds that unless a proxy instructs them to withhold authority to vote for all listed nominees or for any individual nominee, they will vote all validly executed proxies for the election of the nominees named above. All of the nominees have consented to being named in this Proxy Statement and to serve, if elected, and no circumstances now known will prevent any of the nominees from serving. If any nominee should be unable or unwilling to serve, the proxy will be voted for a substitute nominee proposed by the present Directors or, in the case of an Independent Director nominee, by the Independent Directors. With respect to each Fund, the election of each Director requires the approval of a majority of the shares of the Fund represented and entitled to vote at the Meeting.

   THE BOARD OF EACH FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF ALL OF THE DIRECTORS NOMINATED FOR ELECTION.

               (3) APPROVAL OR DISAPPROVAL OF AMENDMENT TO THE
                    ARTICLES OF INCORPORATION OF THE FUNDS
                TO PERMIT MULTIPLE CLASSES OR SERIES OF SHARES

   Shareholders of each Fund are being asked to approve an amendment to the Articles of Incorporation (the "Articles") for their Fund for the reasons discussed herein. InterCapital and Distributors, the distributor for each of the Funds, have informed the Board of each Fund that a number of competitive fund complexes are offering their shares in multiple classes, each with a different combination of sales charges, ongoing fees and other features, in order to meet the needs and desires of different types of investors in the choice of methods of payment of distribution charges. These different distribution arrangements are designed to permit an investor to choose the method of purchasing shares of a mutual fund that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. Each Board has been considering the implementation of multiple classes for the Dean Witter Funds, as proposed by InterCapital and DWR, but have not yet reached a final determination on the matter. Shareholder approval of an amendment to the Articles is necessary to implement a multiple class structure because the Articles for each of the Funds do not authorize issuance of more than one class of shares. Accordingly, although the Board has not yet taken action to approve a multiple class structure for any of the Dean Witter Funds, in the interest of efficiency and to eliminate the costs associated with a future proxy solicitation that would be necessary to amend the Articles, each Board has unanimously approved the submission to Shareholders of each of the Funds of a proposal to amend the Articles to give the Board of each Fund the authority to implement a multiple class structure for each Fund (the "Amendment"). NEITHER APPROVAL OF THE AMENDMENT NOR IMPLEMENTATION OF A MULTIPLE CLASS DISTRIBUTION STRUCTURE IN THE FUTURE WILL RESTRICT THE RIGHTS AND PRIVILEGES OF THE CURRENT SHAREHOLDERS OF THE FUNDS NOR WILL THEY DECREASE THE NET ASSET VALUE OF CURRENT SHAREHOLDERS' INVESTMENT IN THE FUNDS.

   If approved by Shareholders, the Amendment will specifically empower the Board of each Fund to authorize the issuance and sale of additional classes or series of shares in the future with such preferences, rights and privileges as the Board determines, subject to the requirements of the 1940 Act. The Articles also will be amended wherever necessary to make conforming changes to allow the issuance of multiple classes or series or to make the Articles more consistent with current Maryland law. It is also proposed that the Articles of each Fund be amended to increase the total authorized shares
of each Fund to        billion shares, with a par value of one cent ($.01)
each, and of the aggregate par value of $       .

   The Amendment would also permit the Funds to issue multiple series of shares so that they could offer additional investment portfolios. If the Amendment is approved, the Board of each Fund may approve the creation of new series from time to time, each of which would represent a distinct portfolio of investments. At the present time, the Board of each Fund has not authorized the creation of additional series nor do they contemplate doing so in the future.

   If the Amendment is approved by Shareholders, each Fund will file Articles of Amendment, which set forth the form of the Amendment, with the State of Maryland as required by Maryland law. A form of such Articles of Amendment is attached to this Proxy Statement as Appendix D.

REQUIRED VOTE

   The proposed Amendment to each Fund's Articles must be approved by the holders of a majority of the outstanding shares of the respective Fund. If the Amendment is not approved by the requisite vote of Shareholders of a Fund, that Fund will continue to issue only one class of shares. Alternatively, the Board of each Fund may consider submitting to Shareholders at a future meeting other proposals to amend the Articles to authorize the issuance of multiple classes of stock.

   THE BOARD OF EACH FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE AMENDMENT TO THE ARTICLES OF INCORPORATION.

     (4) APPROVAL OR DISAPPROVAL OF A NEW INVESTMENT POLICY WITH RESPECT TO INVESTMENTS IN CERTAIN OTHER INVESTMENT COMPANIES

   The Board of each Fund has approved, subject to Shareholder approval, a new investment policy that has the effect of modifying certain investment restrictions of the Funds so as to permit each Fund to convert to a master/feeder structure. Under a master/feeder structure, the assets of mutual funds with common investment objectives and substantially the same investment policies are pooled together and, rather than being managed separately, are "fed" into a combined pool for portfolio management purposes. The individual pools are known as "feeder" funds and the pool is known as a "master" fund.

   Upon conversion to a master/feeder structure, a Fund would invest all of its assets in a corresponding master fund and hold only beneficial interests in the master fund. The master fund, in turn, would invest directly in individual securities of other issuers. The Fund would otherwise continue its normal operations. The Board of each Fund would retain the right to withdraw a Fund's investment from the master fund at any time it determined that it would be in the best interests of Shareholders; the Fund would then resume investing directly in individual securities of other issuers or invest in another master fund.

   As an investor in a master fund, a Fund would be entitled to vote in proportion to its relative interest in the master fund. Specifically, as to any issue on which Shareholders vote, a Fund would vote its interest in the master fund in proportion to the votes cast by its Shareholders. If there were other investors in the master fund, there could be no assurance that any issue that receives a majority of the votes cast by a Fund's Shareholders would receive a majority of votes cast by all master fund shareholders.

   Conversion to a master/feeder structure would only be authorized by the Board of a Fund if it determined such structure to be in the best interests of Shareholders. Should the Board authorize any such conversion, a Fund's prospectus and statement of additional information would be amended to reflect the Fund's conversion to a master/feeder structure and its Shareholders would be notified.

   While neither the Board nor InterCapital has determined that any Fund should participate in a master/feeder structure, the Directors believe that the Funds should have the flexibility to implement such structure at a future date, if appropriate. At present, however, certain fundamental investment restrictions of each Fund would prevent the Fund from doing so without seeking Shareholder approval. For example, each Fund has fundamental investment restrictions which limit the extent to which the Fund may invest in other investment companies or in any one issuer. As such, a vote of a Fund's Shareholders would be required before a Fund could participate in a master/feeder structure. In the interest of efficiency and to eliminate the costs associated with a future proxy statement that would be necessary to modify these investment restrictions, the Board of each Fund recommends that Shareholders vote to modify the Fund's investment restrictions by adding the following new investment policy:

           "Notwithstanding any other investment policy or restriction, a Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objectives and policies as the Fund."

REQUIRED VOTE

   To become effective, the proposed changes to each Fund's investment restrictions must be approved by the vote of a majority of the outstanding voting securities of the respective Fund. As indicated earlier, the "vote of a majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the respective Fund entitled to vote thereon present at the Meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon.

   THE BOARD OF EACH FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE NEW INVESTMENT POLICY WITH RESPECT TO INVESTMENTS IN CERTAIN OTHER INVESTMENT COMPANIES.

                (5) RATIFICATION OR REJECTION OF SELECTION OF
                           INDEPENDENT ACCOUNTANTS

   The Directors have unanimously selected the firm of Price Waterhouse LLP ("Price Waterhouse") as each Fund's independent accountants for the fiscal year-ends indicated below next to the name of the Fund:

FUND                                                             FISCAL YEAR ENDING
----                                                          ----------------------
Dean Witter Dividend Growth Securities Inc. ................. February 28, 1998
Dean Witter High Yield Securities Inc. ...................... August 31, 1997
Dean Witter Natural Resource Development Securities Inc.  ... February 28, 1998

   The selection of Price Waterhouse is being submitted for ratification or rejection by Shareholders at the Meeting. Price Waterhouse has been the independent accountants for each of the Funds since its inception, and has no direct or indirect financial interest in the Funds.

   A representative of Price Waterhouse is expected to be present at the Meeting and will be available to make a statement, and to respond to appropriate questions of Shareholders.

   Ratification of the selection of Price Waterhouse requires the approval of a majority of the shares of each Fund represented and entitled to vote at the Meeting.

   THE BOARD OF EACH FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH FUND RATIFY THE SELECTION OF PRICE WATERHOUSE AS THE INDEPENDENT ACCOUNTANTS FOR THE FUND.

                            ADDITIONAL INFORMATION

   In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting with respect to one or more Funds, the persons named as proxies may propose one or more adjournments of the Meeting of the concerned Fund for a total of not more than 60 days in the aggregate, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the concerned Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposal 1 and will vote against any such adjournment those proxies required to be voted against that proposal.

   Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of any of the proposals, and broker "non-votes" will not be deemed to be present at the meeting for purposes of determining whether a particular proposal to be voted upon has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

                            SHAREHOLDER PROPOSALS

   The Funds do not hold regular shareholders' meetings. Proposals of Shareholders of any Fund intended to be presented at the next meeting of Shareholders must be received a reasonable time prior to the mailing of the proxy materials sent in connection with the meeting, for inclusion in the proxy statement for that meeting.

                           REPORTS TO SHAREHOLDERS

   Each Fund's most recent Annual Report for the Fund's most recent fiscal year and, in the case of Dean Witter Dividend Growth Securities Inc. and Dean Witter Natural Resource Development Securities Inc., the succeeding Semi-Annual Report, have been sent previously to Shareholders and is available without charge upon request from Adrienne Ryan-Pinto at DWTC, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 (telephone 1-800-869-NEWS (toll free)).

                         INTEREST OF CERTAIN PERSONS

   DWDC, DWR, the Investment Manager, DWSC, the Distributor and certain of their respective Directors, officers, and employees, including persons who are Directors or officers of the Funds, may be deemed to have an interest in certain of the proposals described in this Proxy Statement to the extent that certain of such companies and their affiliates have contractual and other arrangements, described elsewhere in this Proxy Statement, pursuant to which they are paid fees by the Funds, and certain of those individuals are compensated for performing services relating to the Funds and may also own shares of DWDC. Such companies and persons may thus be deemed to derive benefits from the approvals by Shareholders of such proposals.

                                OTHER BUSINESS

   The management of the Funds knows of no other matters which may be presented at the Meeting. However, if any matters not now known properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote all shares that they are entitled to vote on any such matter, utilizing such proxy in accordance with their best judgment on such matters.

                                           By Order of the Boards of Directors

                                                        BARRY FINK
                                                        Secretary

                                                                    APPENDIX A

                 FORM OF NEW INVESTMENT MANAGEMENT AGREEMENT

   AGREEMENT made as of the [    ] day of [      ], 1997 by and between Dean
Witter [       ], a Maryland corporation (hereinafter called the "Fund"), and
Dean Witter InterCapital Inc., a Delaware corporation (hereinafter called the "Investment Manager"):

   Whereas, The Fund is engaged in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act"); and

   Whereas, The Investment Manager is registered as an investment adviser under the Investment Advisers Act of 1940, and engages in the business of acting as investment adviser; and

   Whereas, The Fund desires to retain the Investment Manager to render management and investment advisory services in the manner and on the terms and conditions hereinafter set forth; and

   Whereas, The Investment Manager desires to be retained to perform services on said terms and conditions:

   Now, Therefore, this Agreement

                             W I T N E S S E T H:

that in consideration of the premises and the mutual covenants hereinafter contained, the Fund and the Investment Manager agree as follows:

   1. The Fund hereby retains the Investment Manager to act as investment manager of the Fund and, subject to the supervision of the Directors, to supervise the investment activities of the Fund as hereinafter set forth. Without limiting the generality of the foregoing, the Investment Manager shall obtain and evaluate such information and advice relating to the economy, securities and commodities markets and securities and commodities as it deems necessary or useful to discharge its duties hereunder; shall continuously manage the assets of the Fund in a manner consistent with the investment objectives and policies of the Fund; shall determine the securities and commodities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions; and shall take such further action, including the placing of purchase and sale orders on behalf of the Fund, as the Investment Manager shall deem necessary or appropriate. The Investment Manager shall also furnish to or place at the disposal of the Fund such of the information, evaluations, analyses and opinions formulated or obtained by the Investment Manager in the discharge of its duties as the Fund may, from time to time, reasonably request.

   2. The Investment Manager shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary or useful to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Investment Manager shall be deemed to include persons employed or otherwise retained by the Investment Manager to furnish statistical and other factual data, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Investment Manager may desire. The Investment Manager shall, as agent for the Fund, maintain the Fund's records and books of account (other than those maintained by the Fund's transfer agent, registrar, custodian and other agencies). All such books and records so maintained shall be the property of the Fund and, upon request therefor, the Investment Manager shall surrender to the Fund such of the books and records so requested.

   3. The Fund will, from time to time, furnish or otherwise make available to the Investment Manager such financial reports, proxy statements and other information relating to the business and affairs of the Fund as the Investment Manager may reasonably require in order to discharge its duties and obligations hereunder.

    4. The Investment Manager shall bear the cost of rendering the investment management and supervisory services to be performed by it under this Agreement, and shall, at its own expense, pay the compensation of the officers and employees, if any, of the Fund, and provide such office space, facilities and equipment and such clerical help and bookkeeping services as the Fund shall reasonably require in the conduct of its business. The Investment Manager shall also bear the cost of telephone service, heat, light, power and other utilities provided to the Fund.

   5. The Fund assumes and shall pay or cause to be paid all other expenses of the Fund, including without limitation: fees pursuant to any plan of distribution that the Fund may adopt; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities or commodities and other property, and any stock transfer or dividend agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio transactions to which the Fund is a party; all taxes, including securities or commodities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the cost and expense of engraving or printing certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel); the cost and expense of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Directors or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Directors of the Fund who are not interested persons (as defined in the Act) of the Fund or the Investment Manager, and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

   6. For the services to be rendered, the facilities furnished, and the expenses assumed by the Investment Manager, the Fund shall pay to the Investment Manager monthly compensation determined by applying the following
<F1>
annual rates to the Fund's daily net assets: [   ]* . Except as hereinafter
set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. Such calculations shall be made by applying 1/365ths of the annual rates to the Fund's net assets each day determined as of the close of business on that day or the last previous business day. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above.

   Subject to the provisions of paragraph 7 hereof, payment of the Investment Manager's compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated by paragraph 7 hereof.

   7. In the event the operating expenses of the Fund, including amounts payable to the Investment Manager pursuant to paragraph 6 hereof, for any fiscal year ending on a date on which this Agreement

------------
* See page 7 of the Proxy Statement for a table setting forth the management fee rate(s) applicable to each Fund.

is in effect, exceed the expense limitations applicable to the Fund imposed by state securities laws or regulations thereunder, as such limitations may be raised or lowered from time to time, the Investment Manager shall reduce its management fee to the extent of such excess and, if required, pursuant to any such laws or regulations, will reimburse the Fund for annual operating expenses in excess of any expense limitation that may be applicable; provided, however, there shall be excluded from such expenses the amount of any interest, taxes, brokerage commissions, distribution fees and extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by the Fund. Such reduction, if any, shall be computed and accrued daily, shall be settled on a monthly basis, and shall be based upon the expense limitation applicable to the Fund as at the end of the last business day of the month. Should two or more such expense limitations be applicable as at the end of the last business day of the month, that expense limitation which results in the largest reduction in the Investment Manager's fee shall be applicable.

   For purposes of this provision, should any applicable expense limitation be based upon the gross income of the Fund, such gross income shall include, but not be limited to, interest on debt securities in the Fund's portfolio accrued to and including the last day of the Fund's fiscal year, and dividends declared on equity securities in the Fund's portfolio, the record dates for which fall on or prior to the last day of such fiscal year, but shall not include gains from the sale of securities.

   8. The Investment Manager will use its best efforts in the supervision and management of the investment activities of the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, the Investment Manager shall not be liable to the Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

   9. Nothing contained in this Agreement shall prevent the Investment Manager or any affiliated person of the Investment Manager from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way bind or restrict the Investment Manager or any such affiliated person from buying, selling or trading any securities or commodities for their own accounts or for the account of others for whom they may be acting. Nothing in this Agreement shall limit or restrict the right of any Director, officer or employee of the Investment Manager to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business whether of a similar or dissimilar nature.

   10. This Agreement shall remain in effect until April 30, 1999 and from year to year thereafter provided such continuance is approved at least annually by the vote of holders of a majority, as defined in the Investment Company Act of 1940, as amended (the "Act"), of the outstanding voting securities of the Fund or by the Directors of the Fund; provided that in either event such continuance is also approved annually by the vote of a majority of the Directors of the Fund who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that (a) the Fund may, at any time and without the payment of any penalty, terminate this Agreement upon thirty days' written notice to the Investment Manager, either by majority vote of the Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund; (b) this Agreement shall immediately terminate in the event of its assignment (to the extent required by the Act and the rules thereunder) unless such automatic terminations shall be prevented by an exemptive order of the Securities and Exchange Commission; and (c) the Investment Manager may terminate this Agreement without payment of penalty on thirty days' written notice to the Fund. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed post-paid, to the other party at the principal office of such party.

    11. This Agreement may be amended by the parties without the vote or consent of the shareholders of the Fund to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary to conform this Agreement to the requirements of applicable federal laws or regulations, but neither the Fund nor the Investment Manager shall be liable for failing to do so.

   12. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable law of the State of New York, or any of the provisions herein, conflicts with the applicable provisions of the Act, the latter shall control.

   13. The Investment Manager and the Fund each agree that the name "Dean Witter," which comprises a component of the Fund's name, is a property right of Dean Witter Reynolds Inc. The Fund agrees and consents that (i) it will only use the name "Dean Witter" as a component of its name and for no other purpose, (ii) it will not purport to grant to any third party the right to use the name "Dean Witter" for any purpose, (iii) the Investment Manager or its parent, Morgan Stanley, Dean Witter, Discover & Co., or any corporate affiliate of the Investment Manager's parent, may use or grant to others the right to use the name "Dean Witter," or any combination or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, including a grant of such right to any other investment company, (iv) at the request of the Investment Manager or its parent, the Fund will take such action as may be required to provide its consent to the use of the name "Dean Witter," or any combination or abbreviation thereof, by the Investment Manager or its parent or any corporate affiliate of the Investment Manager's parent, or by any person to whom the Investment Manager or its parent or any corporate affiliate of the Investment Manager's parent shall have granted the right to such use, and (v) upon the termination of any investment advisory agreement into which the Investment Manager and the Fund may enter, or upon termination of affiliation of the Investment Manager with its parent, the Fund shall, upon request by the Investment Manager or its parent, cease to use the name "Dean Witter" as a component of its name, and shall not use the name, or any combination or abbreviation thereof, as a part of its name or for any other commercial purpose, and shall cause its officers, Directors and shareholders to take any and all actions which the Investment Manager or its parent may request to effect the foregoing and to reconvey to the Investment Manager or its parent any and all rights to such name.

   IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first above written in New York, New York.

                                                 DEAN WITTER [       ]
                                                 By
                                                  ...........................

Attest:
 ..............................

                                                 DEAN WITTER INTERCAPITAL INC.
                                                 By
                                                  ...........................

Attest:
 .............................

                                                                    APPENDIX B

   InterCapital serves as investment manager to the Funds and the other investment companies listed below which have similar investment objectives to those of the Funds. Set forth below is a chart showing the net assets of each such investment company as of March 12, 1997 and the investment management fee rate(s) applicable to such investment company.

                                                       NET ASSETS AS OF  CURRENT INVESTMENT MANAGEMENT FEE
                                                           03/12/97                   RATE(S)
                                                      ----------------  ----------------------------------
1.DEAN WITTER AMERICAN VALUE FUND ...................      $            $0.625% on assets up to $250
                                                                        million, scaled down at various
                                                                        asset levels to 0.475% on assets
                                                                        over $2.5 billion

2.DEAN WITTER BALANCED GROWTH FUND ..................      $            0.60%

3.DEAN WITTER CAPITAL APPRECIATION FUND .............      $            0.75%

4.DEAN WITTER CAPITAL GROWTH SECURITIES .............      $            0.65% on assets up to $500
                                                                        million, scaled down at various
                                                                        asset levels to 0.475% on assets
                                                                        over $1.5 billion

5.DEAN WITTER DEVELOPING GROWTH SECURITIES TRUST  ...
                                                           $            0.50% on assets up to $500 million
                                                                        and 0.475% on assets over $500
                                                                        million

6.DEAN WITTER DIVIDEND GROWTH SECURITIES INC.  ......      $            0.625% on assets up to $250
                                                                        million, scaled down at various
                                                                        asset levels to 0.30% on assets
                                                                        over $10 billion

7.DEAN WITTER EUROPEAN GROWTH FUND INC. .............      $            1.00% on assets up to $500 million
                                                                        and 0.95% on assets over $500
                                                                        million (of which 40% is paid to a
                                                                        Sub-Adviser)

8.DEAN WITTER FINANCIAL SERVICES TRUST ..............      $            0.75%

9.DEAN WITTER GLOBAL ASSET ALLOCATION FUND  .........      $            1.00% (of which 60% is paid to two
                                                                        Sub-Advisers)

10.DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES  ...
                                                           $            0.75% on assets up to
                                                                        $1 billion, scaled down at various
                                                                        asset levels to 0.675% on assets
                                                                        over $2.5 billion

11.DEAN WITTER GLOBAL UTILITIES FUND ................      $            0.65%

12.DEAN WITTER HEALTH SCIENCES TRUST ................      $            1.00% on assets up to $500 million
                                                                        and 0.95% on assets over $500
                                                                        million

13.DEAN WITTER INCOME BUILDER FUND ..................      $            0.75%

14.DEAN WITTER INFORMATION FUND .....................      $            0.75%

15.DEAN WITTER INTERNATIONAL SMALLCAP FUND  .........      $            1.25% (of which 40% is paid to a
                                                                        Sub-Adviser)

16.DEAN WITTER JAPAN FUND ...........................      $            1.0% (of which 40% is paid to a
                                                                        Sub-Advisor)

17.DEAN WITTER MARKET LEADER TRUST ..................      $100,000     0.75% (1)

18.DEAN WITTER MID-CAP GROWTH FUND ..................      $            0.75%

                                                       NET ASSETS AS OF  CURRENT INVESTMENT MANAGEMENT FEE
                                                           03/12/97                   RATE(S)
                                                      ----------------  ----------------------------------
19.DEAN WITTER NATURAL RESOURCE DEVELOPMENT
   SECURITIES INC. ..................................         $         0.625% on assets up to $250
                                                                        million and 0.50% on assets over
                                                                        $250 million

20.DEAN WITTER PACIFIC GROWTH FUND INC. .............         $         1.00% on assets up to
                                                                        $1 billion and 0.95% on assets
                                                                        over $1 billion (of which 40% is
                                                                        paid to a Sub-Adviser)

21.DEAN WITTER PRECIOUS METALS AND MINERALS TRUST  ..
                                                              $         0.80%

22.DEAN WITTER SPECIAL VALUE FUND ...................         $         0.75%

23.DEAN WITTER STRATEGIST FUND ......................         $         0.60% on assets up to $500
                                                                        million, scaled down at various
                                                                        asset levels to 0.475% on assets
                                                                        over $1.5 billion

24.DEAN WITTER UTILITIES FUND .......................         $         0.65% on assets up to $500
                                                                        million, scaled down at various
                                                                        asset levels to 0.425% on assets
                                                                        over $5 billion

25.DEAN WITTER VALUE-ADDED MARKET SERIES ............         $         0.50% on assets up to $500
                                                                        million, scaled down at various
                                                                        asset levels to 0.425% on assets
                                                                        over $1 billion

26.DEAN WITTER WORLD WIDE INVESTMENT TRUST  .........         $         1.0% on assets up to $500 million
                                                                        and 0.95% on assets over $500
                                                                        million (of which 40% is paid to a
                                                                        Sub-Adviser)

27.DEAN WITTER RETIREMENT SERIES:
  (A) AMERICAN VALUE SERIES .........................         $         0.85% (2)
  (B) CAPITAL GROWTH SERIES .........................         $         0.85% (2)
  (C) DIVIDEND GROWTH SERIES ........................         $         0.75% (2)
  (D) GLOBAL EQUITY SERIES ..........................         $         1.00% (2)
  (E) STRATEGIST SERIES .............................         $         0.85% (2)
  (F) UTILITIES SERIES ..............................         $         0.75% (2)
  (G) VALUE-ADDED MARKET SERIES .....................         $         0.50% (2)

28.DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES:*
  (A) AMERICAN VALUE PORTFOLIO ......................         $         0.625%
  (B) BALANCED PORTFOLIO ............................         $         0.75% (of which 40% is paid to a
                                                                        Sub-Adviser)
  (C) CORE EQUITY PORTFOLIO .........................         $         0.85% (of which 40% is paid to a
                                                                        Sub-Adviser)
  (D) DEVELOPING GROWTH PORTFOLIO ...................         $         0.50%
  (E) DIVIDEND GROWTH PORTFOLIO .....................         $         0.625%
  (F) EMERGING MARKETS PORTFOLIO ....................         $         1.25% (of which 40% is paid to a
                                                                        Sub-Adviser)
  (G) GLOBAL EQUITY PORTFOLIO .......................         $         1.00%
  (H) MID-CAP GROWTH PORTFOLIO ......................         $         0.75% (3)

                                                       NET ASSETS AS OF  CURRENT INVESTMENT MANAGEMENT FEE
                                                           03/12/97                   RATE(S)
                                                      ----------------  ----------------------------------
  (I) UTILITIES PORTFOLIO ...........................         $         0.65%
  (J) VALUE-ADDED MARKET PORTFOLIO ..................         $         0.50%

29.DEAN WITTER VARIABLE INVESTMENT SERIES:*
  (A) CAPITAL APPRECIATION PORTFOLIO ................         $         0.75% (4)
  (B) CAPITAL GROWTH PORTFOLIO ......................         $         0.65%
  (C) DIVIDEND GROWTH PORTFOLIO .....................         $         0.625% on assets up to $500
                                                                        million, scaled down at various
                                                                        asset levels to 0.475% on assets
                                                                        over $1 billion
  (D) EQUITY PORTFOLIO ..............................         $         0.50% on assets up to
                                                                        $1 billion and 0.475% on assets
                                                                        over $1 billion
  (E) EUROPEAN GROWTH PORTFOLIO .....................         $         1.00% (of which 40% is paid to a
                                                                        Sub-Adviser)
  (F) GLOBAL DIVIDEND GROWTH PORTFOLIO ..............         $         0.75%
  (G) INCOME BUILDER PORTFOLIO ......................         $         0.75% (4)
  (H) STRATEGIST PORTFOLIO ..........................         $         0.50%
  (I) PACIFIC GROWTH PORTFOLIO ......................         $         1.00% (of which 40% is paid to a
                                                                        Sub-Adviser)
  (J) UTILITIES PORTFOLIO ...........................         $         0.65% on assets up to $500 million
                                                                        and 0.55% on assets over $500
                                                                        million

------------

    * Open-end investment company offered only to life insurance companies in connection with variable annuity and/or variable life insurance contracts.

   (1) InterCapital has undertaken to assume all operating expenses of Dean Witter Market Leader Trust (except for any 12b-1 fees and brokerage fees) and to waive the compensation provided for in its investment management agreement with that company until such time as that company has $50 million of net assets or until six months from that company's commencement of operations. Dean Witter Market Leader Trust is expected to commence operations on or about April 28, 1997.

   (2) InterCapital has undertaken, until July 31, 1997, to continue to assume all operating expenses of the Series of Dean Witter Retirement Series (except for any brokerage fees and a portion of organizational expenses) and to waive the compensation provided for each Series in its investment management agreement with that company to the extent that such expenses and compensation on an annualized basis exceed 1.0% of the daily net assets of the pertinent Series.

   (3) InterCapital has undertaken, until the earlier of July 21, 1997 or the attainment by the Portfolio of $50 million of net assets, to assume all operating expenses (except for any brokerage fees) of the Mid-Cap Growth Portfolio of Dean Witter Select Dimensions Investment Series and to waive the compensation provided for that Portfolio in its investment management agreement with the company.

   (4) InterCapital has undertaken, until the earlier of July 21, 1997 or the attainment by the respective Portfolio of $50 million of net assets, to assume all operating expenses (except for any brokerage fees) of the Income Builder Portfolio and the Capital Appreciation Portfolio of Dean Witter Variable Investment Series and to waive the compensation provided for each of these Portfolios in its investment management agreement with that company.

                                                                    APPENDIX C

                    DIRECTOR COMPENSATION AS TO EACH FUND

   The following tables illustrate the compensation paid to each Fund's Independent Directors by the Fund for its last fiscal year, the retirement benefits accrued to each Fund's Independent Directors by the Fund for its last fiscal year and the estimated retirement benefits for the Fund's Independent Directors, to commence upon their retirement, as of the end of the Fund's last fiscal year.

                 DEAN WITTER DIVIDEND GROWTH SECURITIES INC.

                                      FUND COMPENSATION                  ESTIMATED RETIREMENT BENEFITS
                              --------------------------------  ----------------------------------------------
                                                                   ESTIMATED                        ESTIMATED
                                                  RETIREMENT     CREDITED YEARS     ESTIMATED        ANNUAL
                                  AGGREGATE         BENEFIT      OF SERVICE AT    PERCENTAGE OF     BENEFITS
                                COMPENSATION      ACCRUED AS       RETIREMENT       ELIGIBLE          UPON
NAME OF INDEPENDENT DIRECTOR    FROM THE FUND    FUND EXPENSES    (MAXIMUM 10)    COMPENSATION    RETIREMENT(1)
----------------------------  ---------------  ---------------  --------------  ---------------  -------------
Michael Bozic ...............         $                $               10             50.0%             $
Edwin J. Garn ...............                                          10             50.0
John R. Haire ...............                                          10             50.0
Dr. Manuel H. Johnson .......                                          10             50.0
Michael E. Nugent ...........                                          10             50.0
John L. Schroeder ...........                                           8             41.7

------------
  (1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Director's elections described in the discussion of the retirement program contained in the text of the Proxy Statement.

                    DEAN WITTER HIGH YIELD SECURITIES INC.

                                      FUND COMPENSATION                  ESTIMATED RETIREMENT BENEFITS
                              --------------------------------  ----------------------------------------------
                                                                   ESTIMATED                        ESTIMATED
                                                  RETIREMENT     CREDITED YEARS     ESTIMATED        ANNUAL
                                  AGGREGATE         BENEFIT      OF SERVICE AT    PERCENTAGE OF     BENEFITS
                                COMPENSATION      ACCRUED AS       RETIREMENT       ELIGIBLE          UPON
NAME OF INDEPENDENT DIRECTOR    FROM THE FUND    FUND EXPENSES    (MAXIMUM 10)    COMPENSATION    RETIREMENT(1)
----------------------------  ---------------  ---------------  --------------  ---------------  -------------
Michael Bozic ...............      $1,750           $  405             10             50.0%          $  950
Edwin J. Garn ...............       1,850              601             10             50.0              950
John R. Haire ...............       3,963            1,026             10             50.0            2,343
Dr. Manuel H. Johnson .......       1,800              248             10             50.0              950
Michael E. Nugent ...........       1,750              430             10             50.0              950
John L. Schroeder ...........       1,800              789              8             41.7              792

------------
  (1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Director's elections described in the discussion of the retirement program contained in the text of the Proxy Statement.

           DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC.

                                      FUND COMPENSATION                  ESTIMATED RETIREMENT BENEFITS
                              --------------------------------  ----------------------------------------------
                                                                   ESTIMATED                        ESTIMATED
                                                  RETIREMENT     CREDITED YEARS     ESTIMATED        ANNUAL
                                  AGGREGATE         BENEFIT      OF SERVICE AT    PERCENTAGE OF     BENEFITS
                                COMPENSATION      ACCRUED AS       RETIREMENT       ELIGIBLE          UPON
NAME OF INDEPENDENT DIRECTOR    FROM THE FUND    FUND EXPENSES    (MAXIMUM 10)    COMPENSATION    RETIREMENT(1)
----------------------------  ---------------  ---------------  --------------  ---------------  -------------
Michael Bozic ...............         $                $               10             50.0%             $
Edwin J. Garn ...............                                          10             50.0
John R. Haire ...............                                          10             50.0
Dr. Manuel H. Johnson .......                                          10             50.0
Michael E. Nugent ...........                                          10             50.0
John L. Schroeder ...........                                           8             41.7

------------
  (1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Director's elections described in the discussion of the retirement program contained in the text of the Proxy Statement.

                          FUND COMPLEX COMPENSATION

   The following table illustrates the compensation paid to the Independent Directors of the Funds for the calendar year ended December 31, 1996 for services to the 82 Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 14 TCW/DW Funds that were in operation at December 31, 1996. As noted in the text of the Proxy Statement, with respect to Messrs. Haire, Johnson, Nugent and Schroeder, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Dean Witter Money Market Funds.

          CASH COMPENSATION FROM DEAN WITTER FUNDS AND TCW/DW FUNDS

                                                               FOR SERVICE AS
                                                                CHAIRMAN OF
                                                                COMMITTEE OF    FOR SERVICE AS
                                FOR SERVICE                     INDEPENDENT      CHAIRMAN OF       TOTAL CASH
                               AS DIRECTOR OR  FOR SERVICE AS    DIRECTORS/     COMMITTEES OF     COMPENSATION
                                TRUSTEE AND     TRUSTEE AND     TRUSTEES AND     INDEPENDENT     FOR SERVICES TO
                                 COMMITTEE       COMMITTEE         AUDIT         TRUSTEES AND    82 DEAN WITTER
                                MEMBER OF 82       MEMBER        COMMITTEES    AUDIT COMMITTEES   FUNDS AND 14
                                DEAN WITTER     OF 14 TCW/DW     OF 82 DEAN      OF 14 TCW/DW        TCW/DW
NAME OF INDEPENDENT DIRECTOR       FUNDS           FUNDS        WITTER FUNDS        FUNDS             FUNDS
----------------------------  --------------  --------------  --------------  ----------------  ---------------
Michael Bozic ...............     $138,850             --               --              --          $138,850
Edwin J. Garn ...............      140,900             --               --              --           140,900
John R. Haire ...............      106,400        $64,283         $195,450         $12,187           378,320
Dr. Manuel H. Johnson .......      137,100         66,483               --              --           203,583
Michael E. Nugent ...........      138,850         64,283               --              --           203,133
John L. Schroeder ...........      137,150         69,083               --              --           206,233

    The following table illustrates the retirement benefits accrued to the Independent Directors of the Funds by the 57 Dean Witter Funds (including all of the Funds represented in this Proxy Statement) for the year ended December 31, 1996, and the estimated retirement benefits for the Independent Directors, to commence upon their retirement, from the 57 Dean Witter Funds as of December 31, 1996.

                RETIREMENT BENEFITS FROM ALL DEAN WITTER FUNDS

                                 ESTIMATED                                          ESTIMATED ANNUAL
                               CREDITED YEARS    ESTIMATED     RETIREMENT BENEFITS   BENEFITS UPON
                                 OF SERVICE      PERCENTAGE        ACCRUED AS       RETIREMENT FROM
                               AT RETIREMENT    OF ELIGIBLE        EXPENSES BY        ALL ADOPTING
NAME OF INDEPENDENT DIRECTOR    (MAXIMUM 10)    COMPENSATION   ALL ADOPTING FUNDS       FUNDS(1)
----------------------------  --------------  --------------  -------------------  ----------------
Michael Bozic ...............        10             50.0%            $20,147            $ 51,325
Edwin J. Garn ...............        10             50.0              27,772              51,325
John R. Haire ...............        10             50.0              46,952             129,550
Dr. Manuel H. Johnson .......        10             50.0              10,926              51,325
Michael E. Nugent ...........        10             50.0              19,217              51,325
John L. Schroeder ...........         8             41.7              38,700              42,771

------------
  (1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Director's elections described in the discussion of the retirement program contained in the text of the Proxy Statement.

                                                                    APPENDIX D

                        FORM OF ARTICLES OF AMENDMENT

   Dean Witter [   ] Inc., a Maryland Corporation (the "Corporation") having
its principal office in Baltimore, Maryland, hereby certifies to the State Department of Assessments and Taxation of Maryland that:

   FIRST: The Articles of Incorporation of the Corporation (the "Articles") are hereby amended as follows:

     (a) Article V, Section (1) of the Articles is hereby amended and restated to read as follows:

        (1) The total number of shares of stock which the Corporation shall
       have authority to issue is [   ] billion shares to be designated
       "Common Stock" of the par value of one cent ($.01) each, and of the
       aggregate par value of [   ] million dollars ($[   ]).

     (b) Article V, Section (2) is renumbered as Section (3) and a new Section
    (2) is hereby inserted to read as follows:

        (2) The Corporation is authorized to issue its shares in two or more series or two or more classes, and subject to the requirements of the Investment Company Act of 1940, as amended, particularly Section 18(f) thereof and Rule 18f-2 thereunder, the different series or classes shall be established and designated, and the variations in the relative preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as between the different series or classes shall be fixed and determined by the Board of Directors; provided that the Board of Directors shall not classify or reclassify any of such shares into any class or series of stock which is prior to any class or series of stock then outstanding with respect to rights upon the liquidation, dissolution or winding up of the affairs of, or upon any distribution of the general assets of, the Corporation, except that there may be variations so fixed and determined between different series or classes as to investment objective, purchase price, right of redemption, special rights as to dividends and on liquidation with respect to assets belonging to a particular series or class, voting powers and conversion rights. All references to Common Stock in these Articles shall be deemed to be shares of any or all series and classes as the context may require.

        The following is a description of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of any additional class or series of Common Stock of the Corporation (unless provided otherwise by the Board of Directors with respect to any such additional class or series at the time of establishing and designating such additional class or series):

        (a) The number of authorized Common Stock and the number of Common Stock of each series or of each class that may be issued shall be in such number as may be determined by the Board of Directors and reflected in Articles Supplementary filed with the Maryland State Department of Assessments and Taxation. The Directors may classify or reclassify any unissued Common Stock or any Common Stock previously issued and reacquired of any series or class into one or more series or one or more classes that may be established and designated from time to time. The Directors may reissue for such consideration and on such terms as they may determine, or cancel, any Common Stock of any series or any class reacquired by the Corporation at their discretion from time to time.

         (b) All consideration received by the Corporation for the issue or sale of Common Stock of a particular series or class, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that series or class for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Corporation. In the event that there are any assets, income, earnings, profits and proceeds thereof funds, or payments which are not readily identifiable as belonging to any particular series or class, the Directors shall allocate them among any one or more of the series or classes established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable. Each such allocation by the Corporation shall be conclusive and binding upon the stockholders of all series or classes for all purposes. The Directors shall have full discretion, to the extent not inconsistent with the Investment Company Act of 1940, as amended, and the Maryland General Corporation Law, to determine which items shall be treated as income and which items shall be treated as capital; and each such determination and allocation shall be conclusive and binding upon the stockholders.

        (c) The assets belonging to each particular series or class shall be charged with the liabilities of the Corporation in respect of that series or class and all expenses, costs, charges and reserves attributable to that series, and any general liabilities, expenses, costs, charges or reserves of the Corporation which are not readily identifiable as belonging to any particular series or class shall be allocated and charged by the Directors to and among any one or more of the series or classes established and designated from time to time in such manner and on such basis as the Directors in their sole discretion deem fair and equitable. Each allocation of liabilities, expenses, costs, charges and reserves by the Directors shall be conclusive and binding upon the stockholders of all series or classes for all purposes.

        (d) Dividends and distributions on Common Stock of a particular series or class may be paid with such frequency as the Directors may determine, which may be daily or otherwise, pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Board of Directors may determine, to the holders of Common Stock of that series or class, from such of the income and capital gains, accrued or realized, from the assets belonging to that series or class, as the Directors may determine, after providing for actual and accrued liabilities belonging to that series or class. All dividends and distributions on Common Stock of a particular series or class shall be distributed pro rata to the holders of that series or class in proportion to the number of Common Stock of that series or class held by such holders at the date and time of record established for the payment of such dividends or distributions except that in connection with any dividend or distribution program or procedure, the Board of Directors may determine that no dividend or distribution shall be payable on shares as to which the stockholder's purchase order and/or payment in proper form have not been received by the time or times established by the Board of Directors under such program or procedure.

        The Corporation intends to have each separate series qualify as a "regulated investment company" under the Internal Revenue Code of 1986, or any successor comparable statute thereto, and regulations promulgated thereunder. Inasmuch as the computation of net income and gains for Federal income tax purposes may vary from the computation thereof on the books of the Corporation, the Board of Directors shall have the power, in its sole discretion, to distribute in any fiscal year as dividends, including dividends designated in whole or in part as capital gains distributions, amounts sufficient, in the opinion of the Board of Directors, to enable the respective series to qualify as regulated investment companies and to avoid liability of such series for Federal income tax in respect of that year. However, nothing in the foregoing shall limit the authority of the Board of Directors to make distributions greater than or less than the amount necessary to qualify the series as regulated investment companies and to avoid liability of such series for such tax.

        Dividends and distributions may be made in cash, property or additional shares of the same or another class or series, or a combination thereof, as determined by the Board of Directors or pursuant to any program that the Board of Directors may have in effect at the time for the election by each stockholder of the mode of the making of such dividend or distribution to that stockholder. Any such dividend or distribution paid in shares will be paid at the net asset value thereof as defined in section (3) below.

        (e) In the event of the liquidation or dissolution of the Corporation or of a particular class or series, the stockholders of each class or series that has been established and designated and is being liquidated shall be entitled to receive, as a class or series, when and as declared by the Board of Directors, the excess of the assets belonging to the class or series over the liabilities belonging to that class or series. The holders of shares of any particular class or series shall not be entitled thereby to any distribution upon liquidation of any other class or series. The assets so distributable to the stockholders of any particular class or series shall be distributed among such stockholders in proportion to the number of shares of that class or series held by them and recorded on the books of the Corporation. The liquidation of any particular class or series in which there are shares then outstanding may be authorized by vote of a majority of the outstanding securities of that class or series, as defined in the Investment Company Act of 1940, as amended, and without the vote of the holders of any other class or series. The liquidation or dissolution of a particular class or series may be accomplished, in whole or in part, by the transfer of assets of such class or series to another class of series or by the exchange of shares of such class or series for the shares of another class or series.

        (f) On each matter submitted to a vote of the stockholders, each holder of a share shall be entitled to one vote for each share standing in his name on the books of the Corporation, irrespective of the class or series thereof, and all shares of all classes or series shall vote as a single class or series ("Single Class voting"); provided, however, that (i) as to any matter with respect to which a separate vote of any class or series is required by the Investment Company Act of 1940, as amended, or by the Maryland General Corporation Law, such requirement as to a separate vote by that class or series shall apply in lieu of Single Class voting as described above; (ii) in the event that the separate vote requirements referred to in (i) above apply with respect to one or more classes or series, then, subject to (iii) below, the shares of all other classes or series shall vote as a single class or series; and (iii) as to any matter which does not affect the interest of a particular class or series, only the holders of shares of the one or more affected classes shall be entitled to vote.

        (g) The establishment and designation of any series or class of Common Stock shall be effective upon the adoption by a majority of the then Directors of a resolution setting forth such establishment and designation and the relative rights and preferences of such series or class, or as otherwise provided in such instrument, and the filing with the proper authority of the State of Maryland of Articles Supplementary setting forth such establishment and designation and relative rights and preferences.

    SECOND: The Amendment was recommended by the Corporation's Board of Directors and approved by the holders of a majority of the outstanding common stock entitled to vote thereon.

   THIRD: Prior to the effectiveness of this Amendment the total number of
shares of stock which the Corporation has authority to issue is [    ]
hundred million shares, all of one class with a par value of one cent ($.01)
each, and of the aggregate par value of [    ] million dollars ($[   ]).

   FOURTH: As amended, the Articles will authorize [   ] billion shares of
stock, with a par value of one cent ($.01) and an aggregate par value of
[   ] million dollars ($[   ]).

   IN WITNESS WHEREOF, Dean Witter [        ] Inc. has caused these presents
to be signed in its name and on its behalf by its President and witnessed by
its Secretary on [     ], 1997.

WITNESS:                                DEAN WITTER [         ] INC.

                                        By:
--------------------                       ----------------------------
Barry Fink                                 Charles A. Fiumefreddo
Secretary                                  President



   THE UNDERSIGNED, President of Dean Witter [        ] Inc. who executed on
behalf of the Corporation the foregoing Articles of Amendment of which this certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles of Amendment to be the corporate act of said Corporation and hereby certifies that to the best of his knowledge, information, and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.

                                          -----------------------------------
                                          Charles A. Fiumefreddo
                                          President

               DEAN WITTER DIVIDEND GROWTH SECURITIES INC.

                              PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Robert M. Scanlan, Barry Fink and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Stockholders of Dean Witter Dividend Growth Securities Inc. on May 2, 1997, at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in
the Notice of Meeting dated            , 1997 as follows:





                       (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE DIRECTORS AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF DIRECTORS.


       IMPORTANT-THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

[X]  PLEASE MARK VOTES AS
     IN THE EXAMPLE USING
     BLACK OR BLUE INK



                                                FOR      AGAINST      ABSTAIN
1.  Approval of New Investment Management       [ ]        [ ]          [ ]
    Agreement with Dean Witter InterCapital
    Inc. in connection with proposed merger.


                                                                      FOR ALL
                                                FOR      WITHHOLD      EXCEPT
2.  Election of Directors.                      [ ]        [ ]          [ ]

    Michael Bozic, Charles A. Fiumefreddo,
    Edwin J. Garn, John R. Haire, Dr.
    Manuel H. Johnson, Michael E. Nugent,
    Philip J. Purcell, John L. Schroeder

    If you wish to withhold authority for
    any particular nominee, mark the "For All
    Except" Box and strike a line through the nominee's name.

                                                FOR      AGAINST      ABSTAIN
3.  Approval of Amendment to Articles           [ ]        [ ]          [ ]
    of Incorporation to permit multiple
    classes of shares.

4.  Approval of New Investment Policy with      [ ]        [ ]          [ ]
    respect to investments in certain other
    investment companies.

5.  Ratification of Appointment of Price        [ ]        [ ]          [ ]
    Waterhouse LLP as Independent
    Accountants.




Please make sure to sign and date
this Proxy using black or blue ink.                         Date_______________
----------------------------------           ----------------------------------


----------------------------------           ----------------------------------
Shareholder sign in the box above       Co-Owner (if any) sign in the box above



- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                         PLEASE DETACH AT PERFORATION


                    DEAN WITTER DIVIDEND GROWTH SECURITIES INC.

                                   IMPORTANT

                  PLEASE SEND IN YOUR PROXY............TODAY!


YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO STOCKHOLDERS WHO HAVE NOT RESPONDED.

               DEAN WITTER HIGH YIELD SECURITIES INC.

                              PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph
J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Stockholders of Dean Witter High Yield Securities Inc. on May 2, 1997, at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the
Notice of Meeting dated         , 1997 as follows:





                         (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE DIRECTORS AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF DIRECTORS.


     IMPORTANT-This Proxy must be signed and dated on the reverse side.

[X]  PLEASE MARK VOTES AS
     IN THE EXAMPLE USING
     BLACK OR BLUE INK

                                                  FOR     AGAINST     ABSTAIN
1.  Approval of New Investment Management         [ ]       [ ]         [ ]
    Agreement with Dean Witter InterCapital
    Inc. in connection with proposed merger.

                                                                     FOR ALL
                                                  FOR     WITHHOLD    EXCEPT
2.  Election of Directors.                        [ ]       [ ]         [ ]

    Michael Bozic, Charles A. Fiumefreddo,
    Edwin J. Garn, John R. Haire, Dr. Manuel
    H. Johnson, Michael E. Nugent, Philip J.
    Purcell, John L. Schroeder

    If you wish to withhold authority for
    any particular nominee, mark the "For All
    Except" Box and strike a line through the nominee's name.

                                                  FOR     AGAINST     ABSTAIN
3.  Approval of Amendment to Articles             [ ]       [ ]         [ ]
    of Incorporation to permit multiple
    classes of shares.

4.  Approval of New Investment Policy with        [ ]       [ ]         [ ]
    respect to investments in certain other
    investment companies.

5.  Ratification of Appointment of Price          [ ]       [ ]         [ ]
    Waterhouse LLP as Independent
    Accountants.



Please make sure to sign and date
this Proxy using black or blue ink.                         Date_______________
----------------------------------           ----------------------------------


----------------------------------           ----------------------------------
Shareholder sign in the box above       Co-Owner (if any) sign in the box above



- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                            PLEASE DETACH AT PERFORATION


                        DEAN WITTER HIGH YIELD SECURITIES INC.


                                     IMPORTANT

                    PLEASE SEND IN YOUR PROXY............TODAY!


YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO STOCKHOLDERS WHO HAVE NOT RESPONDED.

          DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC.

                                   PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph
J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Stockholders of Dean Witter Natural Resource Development Securities Inc. on May 2, 1997, at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposals
set forth in the Notice of Meeting dated        , 1997 as follows:





                         (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE DIRECTORS AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF DIRECTORS.

        IMPORTANT-THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

[X]  PLEASE MARK VOTES AS
     IN THE EXAMPLE USING
     BLACK OR BLUE INK

                                                  FOR     AGAINST     ABSTAIN
1.  Approval of New Investment Management         [ ]       [ ]         [ ]
    Agreement with Dean Witter InterCapital
    Inc. in connection with proposed merger.

                                                                      FOR ALL
                                                  FOR     WITHHOLD     EXCEPT
2.  Election of Directors.                        [ ]       [ ]         [ ]

    Michael Bozic, Charles A. Fiumefreddo,
    Edwin J. Garn, John R. Haire, Dr. Manuel
    H. Johnson, Michael E. Nugent, Philip J.
    Purcell, John L. Schroeder

    If you wish to withhold authority for any particular nominee, mark the "For All Except"
    Box and strike a line through the nominee's name.

                                                  FOR     AGAINST     ABSTAIN
3.  Approval of Amendment to Articles             [ ]       [ ]         [ ]
    of Incorporation to permit multiple
    classes of shares.

4.  Approval of New Investment Policy with        [ ]       [ ]         [ ]
    respect to investments in certain other
    investment companies.

5.  Ratification of Appointment of Price          [ ]       [ ]         [ ]
    Waterhouse LLP as Independent
    Accountants.





Please make sure to sign and date
this Proxy using black or blue ink.                         Date_______________
----------------------------------           ----------------------------------


----------------------------------           ----------------------------------
Shareholder sign in the box above       Co-Owner (if any) sign in the box above



- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                              PLEASE DETACH AT PERFORATION


               DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC.

                                     IMPORTANT

                    PLEASE SEND IN YOUR PROXY............TODAY!


YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO STOCKHOLDERS WHO HAVE NOT RESPONDED.